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                                                        EXHIBIT 23.3

                     CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Prospectus of our report dated March 15, 1996 related to the financial statements of Pet Food Warehouse, Inc. included in Petco Animal Supplies, Inc. registration statement (No. 333-14699) on Form S-4 and to all references to our Firm included in this Registration Statement.

                                                    /s/ ARTHUR ANDERSEN LLP
                                                    -----------------------
                                                        Arthur Andersen LLP



Minneapolis, Minnesota,
   February 3, 1997